JNL/Mellon Capital DOW 10 FUND Summary (JNL/Mellon Capital DOW 10 FUND)	0 Months Ended
Sep. 13, 2013
JNL/Mellon Capital DOW 10 FUND
Prospectus [Line Items]
Strategy [Heading]
In the summary prospectus for the JNL/Mellon Capital DowSM 10 Fund, please delete the first paragraph of section entitled “Principal Investment Strategies” in its entirety and replace it with the following:

Strategy Narrative [Text Block]
Principal Investment Strategies. The Fund seeks to achieve its objective by investing approximately equal amounts in the common stock of the ten companies included in the Dow Jones Industrial Average which have the highest indicated annual dividend yields.  The ten companies are selected only once annually on each Stock Selection Date.  The Stock Selection Date will be on or about January 1st of each year.